SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549




                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 10, 1999



                   GEORGIA-PACIFIC CORPORATION
     (Exact Name of Registrant as Specified in its Charter)


      GEORGIA                1-3506              93-0432081
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number          Identification
  of Incorporation)                                Number)


133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA       30303
(Address of Principal Executive Offices)         (Zip Code)




Registrant's Telephone Number,including area code (404) 652-4000

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Item 5.                 Other Events.

   On November 5, 1999, Georgia-Pacific Corporation (the "Corporation") entered into a Terms Agreement (the "Terms Agreement") with Morgan Stanley & Co. Incorporated and Warburg Dillon Read LLC, as representatives of the Underwriters named therein (the "Underwriters"). Pursuant to the Terms Agreement and the Underwriting Agreement filed as an exhibit to the Corporation's Registration Statement on Form S-3
(No. 33-43453) (the "Underwriting Agreement"), the Corporation has agreed to sell to the several Underwriters, and the several Underwriters have agreed to purchase from the Corporation, upon and subject to the terms and conditions set forth in the Terms Agreement, $500,000,000 aggregate principal amount of the Corporation's 7 3/4% Debentures due November 15, 2029 (the "Debentures"). The Consumation of the purchase pursuant to the Terms Agreement is subject to customary closing conditions.

   The Debentures were registered pursuant to Registration
Statement on Form S-3 (File No. 333-80757) (the
"Registration Statement"), filed by the Corporation with the Securities and Exchange Commission (the "Commission") on June 15, 1999 and made effective on June 30, 1999, covering the offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "1933 Act") of up to $2,975,000,000 aggregate principal amount of the Corporation's Securities (as defined therein). Information concerning the Debentures and related matters is set forth in the Prospectus, dated June
30, 1999, and the Prospectus Supplement, dated November 5,
1999, filed with the Commission pursuant to Rule 424(b)(5) under the 1933 Act.

   The Debentures will be issued under and in accordance with the Indenture, dated as of March 1, 1983, as amended (the "Indenture"), between the Corporation and The Bank of New York, as the successor Trustee. The Indenture was filed as
Exhibit 4(a)(i) to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996 (the "10-K"), the First Supplemental Indenture dated as of July 27, 1988, was filed as Exhibit 4.4(ii) to the 10-K, and the Agreement of Resignation, Appointment and Acceptance, dated as of January 31, 1992, was filed as Exhibit 4.4(iii) to the 10-
K, each of which is hereby incorporated herein by this reference.

   The Terms Agreement, Specimen Debenture and Officers'
Certificate establishing certain terms of the Debentures, are being filed as Exhibits to this Report and are hereby incorporated herein by this reference.

   The net proceeds from the sale of the Debentures are estimated to be approximately $491,265,000
(after deduction of underwriting discounts and commissions and payment of expenses of the offering estimated to be $150,000).

   The Corporation will use the net proceeds from the sale of the Debentures to repay outstanding short-term borrowings incurred under a credit facility entered into with Bank of America, N.A. to finance the formation of Georgia-Pacific Tissue, LLC. Georgia-Pacific Tissue is a joint venture formed on October 4, 1999 between the Corporation and a subsidiary of Chesapeake Corporation in which the two companies have combined their away-from-home tissue businesses. The Corporation controls the joint-venture with a 95% equity interest while Chesapeake holds a 5% equity interest in the joint-venture.

Item 7.      Financial Statements, Pro Forma Financial Information
                    and Exhibits.

(c) Exhibits

      1.1   Terms Agreement dated November 5, 1999

      4.1   Specimen of the Corporation's 7 3/4% Debentures Due
            November 15, 2029

      4.2 Officers' Certificate dated November 10, 1999 establishing certain terms of the Debentures

                        SIGNATURES


   Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  November 10, 1999

                               GEORGIA-PACIFIC CORPORATION



                                  By /s/ Kenneth F. Khoury
                                  Kenneth F. Khoury
                                  Vice President, Deputy General
                                     Counsel and Secretary

                GEORGIA-PACIFIC CORPORATION

                 Exhibit Index to Form 8-K


Numb           Description
er

Exhibit 1.1    Terms Agreement dated November 5, 1999

Exhibit 4.1    Specimen of the Corporation's 7 3/4% Debentures
               Due November 15, 2029

Exhibit 4.2 Officers' Certificate dated November 10, 1999 establishing certain terms of the Debentures